Exhibit 99.2

Fiscal Q4 2021 Results August 12, 2021

2 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Cautionary Statement Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about our expected financial performance and outlook, including sales volume, revenue, expenses, tax rates, earnings or cash flow; operators’ expected operating and financial performance, including production, deliveries, mine plans and reserves, development, cash flows and capital expenditures; planned and potential acquisitions or dispositions, including funding schedules and conditions; liquidity, financing and stockholder returns; our overall investment portfolio; macroeconomic and market conditions including the impacts of COVID-19; prices for gold, silver, copper, nickel and other metals; potential impairments; or tax changes. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, changes to mine plans and reserves, liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID-19, including due to variant strains of the virus; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, included those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2021. Most of these factors are beyond our ability to predict or control. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-party Information: Certain information provided in this presentation, including production estimates, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. Information in this presentation concerning the Khoemacau Copper Project was provided to the Company by Cupric Canyon Capital L.P., the privately held owner and developer of Khoemacau. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information. ..

3 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Today’s Speakers Mark Isto Executive VP and COO Royal Gold Corp. Dan Breeze VP, Corporate Development RGLD Gold AG Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer

4 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Fiscal 2021 Overview • Highlights for the fiscal year ended June 30, 2021 • Record revenue of $615.9M on volume of 303,100 GEOs1 • Record net income of $302.5M, or $4.61/share • $3.59/share after adjustments2 • Record $407.2M cash flow from operations • $76.1M dividends paid • $0M of debt, $226M of cash, ~$1.2B total available liquidity • Significant strategic achievements • Increased 84% silver stream at Khoemacau • Acquired Côté Gold Project royalty, announced NX Gold stream • Refocused on core business with sale of Manh Choh Project (Peak Gold) • Raised annual dividend for 20th consecutive year • Extended $1 billion revolving credit facility maturity to July 2026 • Funded ESG initiatives at Pueblo Viejo, Wassa and NX Gold • Continued Board renewal • Moving to December 31 fiscal year end

5 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Gold Silver Copper Others GOLD 74% Portfolio Performance * Volume growth calculated using GEOs derived from average realized metal prices for Q4 2020 2021 REVENUE SOURCES REVENUE INCREASE COMPONENTS 20.0 21.2 27.0 26.3 29.5 50.1 55.8 57.5 53.1 62.9 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Royalty GEOs Stream GEOs ROYALTY & STREAM GEOs TOTAL GEOs (‘000s) Q4’20 vs. Q4’21 +32% Q4 2020 Q4 2021 Revenue Commodity Price Driven GEOs Driven COMMODITY PRICE +19% VOLUMES* +21% +40%

6 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Recent Developments • Khoemacau progress3 • First concentrate produced June 30, first shipment July 19 • Total funding to date: • $222.6M advance payments for 84% of payable silver • $25.0M debt financing • $42.4M stream financing remains available • Target startup timeline: • Commissioning – underway • Ramp-up to nameplate capacity – through remainder of 2021 • Steady state production – early calendar 2022 First concentrate produced June 30

7 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Recent Developments4 • Pueblo Viejo • Process plant and tailings expansion: • Process plant expansion overall engineering 87% complete, construction 10% complete • Social, environmental and technical studies advancing for tailings and waste rock capacity • Silver recoveries improving • Delivery of 437k oz deferral expected to begin in September quarter • Mount Milligan • LOM update underway to incorporate productivity improvements, cost controls, and brownfield exploration success • 8M m3 of water inventory and continuing work on longer-term supply • Reaffirmed 2021 production guidance: 180-200k oz gold, 70-80M lb copper

Côté Gold Project Royalty[4]


Approximate Pit Outline
Legend
RGLD 1% NSR
Host Breccias
N
0 0.5 1 2 3
Kilometers

CÔTÉ GOLD PROJECT

IAMGOLD
SUMITOMO METAL MINING

- Open pit project owned 92.5% by 70/30 IAMGOLD/ Sumitomo Metal Mining JV, and 7.5% 3rd party
- Mining friendly jurisdiction – located 125km southwest of Timmins and 175km north of Sudbury in Ontario, Canada
- Close to road, rail and power infrastructure
- LOM average 36kt/d mill capacity, 0.96g/t gold head grade, 91.8% gold recovery, $600/oz total cash cost, 2nd quartile $771/oz all-in sustaining cost (AISC)
- Project development fully funded; $276M of $1,605-1,680M total estimated cost incurred to end of Q2 2021
- 27% project complete, 82% detailed engineering complete as of end of Q2 2021

18+ yr
Mine life

7.3M oz
P&P reserves

493k oz/yr
Ave. production for 1st 5 years

Côté Gold Royalty

- 1.0% NSR royalty on the Chester 3 claims
- Royalty covers ~70% of current reserves
- $75M acquisition from private 3rd party royalty holder

2021+ Plans

- 2021 focus areas: earthwork construction, haul road construction, initial open pit pre-stripping and water management infrastructure around pit site
- Commercial production targeted for second half 2023

ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021
8

9 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 NX Gold Mine Gold Stream4 • 25% gold stream until the delivery of 93,000 oz, and 10% thereafter; cash price of 20% of spot until the delivery of 49,000 oz, and 40% thereafter • $100M Advance Payment at closing • Up to $5M Exploration Advance at a rate of $100/m of exploration drilling (2022-2024) • Up to $5M Resource Advance at a rate of $20/oz of M&I Resources added to the mine plan (through 2024) • $5/oz delivered for ESG contribution to community support programs • Stream is secured and supported by parent and subsidiary guarantees • May 1, 2021 effective date NX Gold Mine, Mato Grosso State, Brazil • Underground mine with significant near-mine and regional exploration potential • 45,300 ha claim area; stream AOI extends beyond claim area • 300kt/year mill capacity NX GOLD STREAM 2021+ Plans • 2021 guidance based on 167kt mined at 7.20g/t gold grade • 9 exploration drill rigs currently operating with 2021 drilling budget of 60,000m • Exploration targeted to utilize 130kt/year excess mill capacity 2021 Production Guidance 34.5-37.5k oz Stream Area of Interest 52,500ha

Red Chris Mine Royalty[4]


Legend
NSR Royalty Outline
Monzodiorite Intrusions
Open Pit Resource Area
Underground Resource Area
Gully Zone
Main Zone
East Zone
East Ridge
N
0
1
2
4
Kilometers

RED CHRIS MINE

- Open pit mine and underground project owned by the Red Chris JV (70% Newcrest / 30% Imperial Metals); Newcrest is the Operator
- Located in the "Golden Triangle" region of NW British Columbia
- Deposit dimensions of 0.3km wide x 3.4km long x 1.3km vertical extent with three zones of mineralization: Gully Zone, Main Zone, East Zone
- Zone of higher-grade mineralization at East Ridge target recently discovered
- Initial mineral resource announced Mar. 31, 2021: M&I Resource of 980Mt (0.41 g/t Au, 0.38% Cu) and Inf. Resource of 190Mt (0.31 g/t Au, 0.30% Cu)
- Production of 45,922 oz Au and 25,145 t of Cu for 12 months ended June 30, 2021

NEWCREST MINING LIMITED

Imperial Metals

1.2B tonnes
MI&I Resources

14.9M oz
Contained gold

4.3M tonnes
Contained copper

Red Chris Mine Royalty

- 1.0% NSR royalty on all metals, paid annually
- Royalty area of 5,100 ha covers all currently known mineralization and prospective exploration areas
- $165M acquisition from Glencore Canada Corporation

2021+ Plans

- Exploration decline advancing; C$135M funding approved for exploration decline, associated infrastructure and permitting
- PFS expected Sept. 2021; initial ore reserve in same timeframe
- Potential for block cave to be operational by 2027

ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021

10

11 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Red Chris Mine Royalty4

12 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Fiscal Q4 Financial Results • $168.0M revenue • Volume of 92,400 GEOs1 • Strong contribution from royalty segment • Higher gold, silver, copper prices compared to prior year quarter • $81.7M net income, or $1.24/share • $1.04/share, adjusted to exclude2: • $0.18/share tax benefit related to release of uncertain tax liability • $0.03/share gain on fair value of equity securities • $0.01/share tax effect of above adjustments • $120.9M cash flow from operations • Driven by stronger stream and royalty revenue

13 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Guidance5 Quarter Ended Sept. 30, 2021 6 Month Stub Period July 1 - Dec. 31, 2021 Stream segment GEO sales 62,000 – 67,000 GEO n/a Ending Inventory 22,000 – 27,000 GEO n/a Overall Total GEO sales n/a 175,000 – 185,000 GEO* DD&A1 n/a $520 – 570 / GEO* * Commodity price assumptions for 6 month GEO projections include: $1,750/oz Au, $25.50/oz Ag, $4.15/lb Cu, $8.00/lb Ni, $0.95/lb Pb, $1.25/lb Zn

14 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Fiscal Q4 Liquidity • ~$1.2B of liquidity available at June 30, 2021 • $1B revolving credit facility extended 2 years to July 7, 2026 • $100M drawn on revolving credit facility August 2021 • $900 million capacity available • Outstanding commitments: • $42.4M of stream funding available for Khoemacau, if required • $10.0M potential exploration and resource payments for NX Gold stream June 30, 2021 Amount (US$ M) Undrawn revolving credit facility 1,000 Working capital 245 Total available liquidity $1,245

15 ROYAL GOLD, INC. | FISCAL Q4 2021 RESULTS | AUGUST 12, 2021 Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period. DD&A per GEO is calculated as reported depreciation, depletion and amortization for a period divided by GEOs for that same period 2. Adjusted net income, adjusted net income per share and net cash/debt are non-GAAP financial measures. See Schedule A to the accompanying press release dated August 11, 2021 for more information. 3. Certain information on this slide was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely on this information. 4. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 5. Guidance for 2021 is based on publicly available forecasts from operators, disclosures by third-party owners/operators, and internal forecasts.

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com